Tax Receivable Agreement	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Tax Receivable Agreement [Abstract]
Tax Receivable Agreement

9.      Tax Receivable Agreement

On October 6, 2023, the partners of Falcon’s Opco at the time of the Acquisition Merger (“Exchange TRA Holders”), along with the Company (collectively the “TRA Holders”), entered into a Tax Receivable Agreement with Falcon’s Opco that provides for the payment by Falcon’s Opco to the TRA Holders of 85% of the amount of tax benefits, if any, that it realizes, or in some circumstances, is deemed to realize, as a result of (i) future redemptions funded by Falcon’s Opco or exchanges, or deemed exchanges in certain circumstances, of common units of Falcon’s Opco for the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) or cash, and (ii) certain additional tax benefits attributable to payments made under the Tax Receivable Agreement (the “TRA Payment”).

During the three months ended March 31, 2024, 2.0 million common units of Falcon’s Opco and an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”) were exchanged for 2.0 million shares of Class A Common Stock of the Company. During the three Months ended March 31, 2024, the Company did not recognize an increase to its net deferred tax assets due to the full valuation allowance. As a result of the exchanges during the quarter the Company did not recognize an increase to its net deferred tax assets.

13.    Tax Receivable Agreement

The Acquisition Merger occurred on October 6, 2023, and the partners of Falcon’s Beyond Global, LLC at the time of the Acquisition Merger (“Exchange TRA Holders”), along with Falcon’s Beyond Global, LLC (“LLC”) and Falcon’s Beyond Global, Inc. (“Pubco”)(collectively the “TRA Holders”), entered into a Tax Receivable Agreement (“TRA”) dated October 6, 2023. There were no Exchanges, as defined in the TRA, at the time of the Acquisition Merger and the Units held by the Exchange TRA Holders are subject to a lock-up agreement, by which no Exchanges may be made beginning on October 6, 2023 and ending on the earlier of (i) 180 days later, or (ii) such date the date on which the volume weighted average closing sale price of the Pubco Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-consecutive trading day period, beginning at least 150 days after October 6, 2023.

There will be no TRA Liability until an Exchange occurs.

Furthermore, the future amounts payable under the TRA will vary depending upon a number of factors, including the amount, character, and timing of the taxable income of Pubco in the future. As of December 31, 2023, the Company has determined there is no resulting liability related to the TRA arising from the Acquisition Merger. Should the Company determine that the Tax Receivable Agreement liability be considered probable at a future date based on new information, any changes will be recorded within income tax expense (benefit) at that time.